                                                                    EXHIBIT 23.3

                                    CONSENT

  I hereby consent to the use of my name as a nominee for the Board of Directors of Career Education Corporation in the Prospectus forming part of this Registration Statement on Form S-1 (the "Registration Statement") and for use of this consent for filing as Exhibit 23.3 to the Registration Statement.

                                                 /s/ Thomas B. Lally
                                          -------------------------------------
                                                     Thomas B. Lally

Dated: October 9, 1997